AMENDMENT NO. 4

TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENTIN THE AMOUNT OF US$15,000,000

BY AND AMONG

MEDYTOX SOLUTIONS, INC.,as Borrower,

MEDYTOX MEDICAL MARKETING & SALES, INC.,BIOHEALTH MEDICAL LABORATORY, INC.,ADVANTAGE REFERENCE LABS, INC., MEDYTOX DIAGNOSTICS, INC.,PB LABORATORIES, LLC,ALETHEA LABORATORIES, INC., andINTERNATIONAL TECHNOLOGIES, LLC,as Joint and Several Guarantors,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,as Lender

June 30, 2013

AMENDMENT NO. 4 TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 4 TO SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 30th day of June, 2013 and is effective as of July 15, 2013 (the “Effective Date”), by and among (i) MEDYTOX SOLUTIONS, INC., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), (ii) MEDYTOX MEDICAL MARKETING & SALES, INC., a corporation incorporated under the laws of the State of Florida, MEDYTOX DIAGNOSTICS, INC., a corporation incorporated under the laws of the State of Florida, PB LABORATORIES, LLC, a limited liability company organized and existing under the laws of the State of Florida, ADVANTAGE REFERENCE LABS, INC., a corporation incorporated under the laws of the State of Florida, BIOHEALTH MEDICAL LABORATORY, INC., a corporation incorporated under the laws of the State of Florida, ALETHEA LABORATORIES, INC., a corporation incorporated under the laws of the State of Texas, and INTERNATIONAL TECHNOLOGIES, LLC, a limited liability company organized and existing under the laws of the State of New Jersey, as joint and several guarantors (each a “Guarantor” and collectively the “Guarantors” and together with Borrower, the “Credit Parties”) and (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

W I T N E S S E T H

WHEREAS, the Credit Parties and the Lender have entered into that certain senior secured revolving credit facility agreement, dated as of April 30, 2012 (the “Credit Agreement”), pursuant to which the Lender agreed to make available to the Borrower a secured revolving loan in the amount of Four Million United States Dollars (US$4,000,000), subject to the terms and conditions therein contained, and of this amount, the Lender made an initial principal advance of Five Hundred Fifty Thousand United States Dollars (US$550,000) to the Borrower;

WHEREAS, the Credit Parties have entered into that certain amendment no. 1 to the Credit Agreement, dated as of July 31, 2012 (“Amendment No. 1”), pursuant to which the Lender advanced an additional principal amount of Five Hundred Twenty Five Thousand United States Dollars (US$525,000) to the Borrower;

WHEREAS, the Credit Parties have entered into that certain amendment no. 2 to the Credit Agreement, dated as of October 31, 2012 (“Amendment No. 2”), pursuant to which the Lender advanced an additional principal amount of Six Hundred Fifty Thousand United States Dollars (US$650,000) to the Borrower;

WHEREAS, the Credit Parties have entered into that certain amendment no. 3 to the Credit Agreement, dated as of February 28, 2013 (“Amendment No. 3”), pursuant to which the Lender advanced an additional principal amount of Eight Hundred Thousand United States Dollars (US$800,000) to the Borrower;

WHEREAS, as of the Effective Date, a total aggregate principal amount of Two Million Five Hundred Twenty-Five Thousand and No/100 United States Dollars (US$2,525,000) of principal plus applicable interest are outstanding;

WHEREAS, in connection with this Amendment, the Borrower has requested and the Lender has agreed to advance an additional principal amount of Five Hundred Thousand United States Dollars (US$500,000) to the Borrower; and

WHEREAS, the parties to this Amendment desire to further amend the Credit Agreement, as previously amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 (as previously amended thereby, the “Amended Credit Agreement”), as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

2. Amendment of the Amended Credit Agreement.  Subject to the terms and conditions of this Amendment, the Amended Credit Agreement is hereby further amended and supplemented as follows:

(a)

all references to the “Senior Secured Revolving Credit Facility Agreement” or the “Agreement” contained in the Amended Credit Agreement shall be deemed to refer to the Amended Credit Agreement as further amended hereby;

(b)

The definition of “Revolving Loan Commitment” shall be deleted in its entirety and shall be replaced with the following:

“Revolving Loan Commitment” shall mean Three Million Twenty-Five Thousand and No/100 United States Dollars (US$3,025,000), and in the event Borrower requests and Lender agrees to increase the Revolving Loan Commitment pursuant to Section 2.1(b), such aggregate additional amount up to Fifteen Million and No/100 United States Dollars ($15,000,000).

(c)

The definition of “Permitted Liens” shall be amended by deleting the word “and” at the end of clause (l), and adding the following:

(n) the Lien against PB Laboratories, LLC in favor of the State of Florida, Department of Revenue, in the amount of $1,109.87; and

(o) Liens in favor of the sellers on the stock of Alethea Laboratories, Inc. and Biohealth Medical Laboratory, Inc.

(d)

Section 9.1 shall be amended by deleting the word “and” at the end of clause (k), deleting the period and adding “;” at the end of clause (l) and adding the following:

(m) the convertible debenture, dated January 17, 2013, in the amount of $250,000, issued by Medytox Solutions, Inc. to Ralph Perricelli;

(n)

the convertible debenture, dated January 17, 2013, in the amount of $250,000, issued by Medytox Solutions, Inc. to Reginald Samuels;

(o)

Funded Indebtedness represented by the Secured Promissory Note, dated January 1, 2013, payable by Medytox Diagnostics, Inc., in favor of Jackson R. Ellis, in the amount of $287,500; and

(p)

Funded Indebtedness represented by the Secured Promissory Note, dated January 1, 2013, payable by Medytox Diagnostics, Inc., in favor of Bill White, in the amount of $287,500.

(e)

Section 9.3(a) shall be deleted in its entirety and replaced with the following:

(a) The stock or other ownership interests in a Subsidiary existing as of June 30, 2013;

(f)

Section 14.6 shall be deleted in its entirety and shall be replaced with the following:

MANDATORY FORUM SELECTION.  ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA.  THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW.

(g)

Section 14.11 shall be deleted in its entirety and shall be replaced with the following:

Governing Law.  Except in the case of the Mandatory Forum Selection clause set forth in Section 14.6 hereof, this Agreement, the Loan Documents and the Note shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflicts of laws.

3. Renewal of Revolving Loan.  Pursuant to Section 2.3 of the Amended Credit Agreement, by its execution hereof, the Borrower hereby provides written notice to

Lender of Borrower’s election to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for an additional six (6) month period commencing on the Effective Date and terminating on January 15, 2014 (subject to the terms and conditions of the Amended Credit Agreement, as amended hereby) and, by its execution hereof, the Lender hereby consents and agrees to such renewal and extension.

4. Issuance of Fourth Amended and Restated Promissory Note.  Subject to the terms and conditions of this Amendment, the Borrower shall and does hereby agree to issue to the Lender, simultaneously with the execution of this Amendment, an original fourth amended and restated promissory note in the principal amount of Three Million Twenty-Five Thousand and No/100 United States Dollars (US$3,025,000), dated as of the Effective Date, in the form attached hereto as Exhibit A (the “Fourth Amended and Restated Promissory Note”).

5. Cancellation of Existing Promissory Note.  By the Credit Parties’ execution and delivery to the Lender of the Fourth Amended and Restated Promissory Note, that certain amended and restated promissory note originally issued by the Borrower in favor of the Lender, dated February 28, 2013, in the original principal amount of Two Million Five Hundred Twenty-Five Thousand and No/100 United States Dollars (US$2,525,000) shall be hereby immediately and irrevocably cancelled without further action on the part of the Lender or the Credit Parties.  It is the intention of the parties that while the Fourth Amended and Restated Promissory Note amends, restates, replaces and supersedes the existing amended and restated promissory note, in its entirety, as well as all other promissory notes which may be in existence evidencing the obligations owed under and in connection with the Amended Credit Agreement, the issuance of the Fourth Amended and Restated Promissory Note is not in payment or satisfaction of the existing amended and restated promissory note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the existing debt.

6. Representations and Warranties of the Credit Parties.  The Credit Parties each represent and warrant to the Lender that immediately after giving effect to this Amendment, the representations and warranties of each Credit Party set forth in the Amended Credit Agreement, as amended hereby, are true and correct in all material respects and no Default or Event of Default shall have occurred and be continuing.

7. Security Interest Confirmation.  The Credit Parties each hereby represent, warrant and covenant that the Lender’s security interests in all of the “Collateral” (as such term is defined in each Security Agreement executed by each of the Credit Parties) are and remain valid, perfected, first priority security interests in such Collateral, and the Credit Parties have not granted any other encumbrances or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, other than Permitted Liens.

8. No Defaults.  Each Credit Party hereby represents and warrants that as of the Effective Date there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

9. Covenants.  Each Credit Party hereby reaffirms that each has duly performed and observed the covenants and undertakings set forth in the Amended Credit Agreement and each Loan Document, and each covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Amended Credit Agreement, as amended hereby, shall remain in effect.

10. No Other Amendment.  All other terms and conditions of the Amended Credit Agreement shall remain in full force and effect and the Amended Credit Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

11. Fees and Expenses.  The Borrower agrees to pay to the Lender, upon the execution hereof, (i) a commitment fee equal to Ten Thousand United States Dollars (US$10,000), (ii) an investment banking fee equal to Twenty Five Thousand United States Dollars (US$25,000), (iii) a legal fee equal to Three Thousand Five Hundred United States Dollars (US$3,500), (iv) an asset monitoring fee equal to Four Thousand United States Dollars ($4,000), and (v) all fees in connection with joining Alethea Laboratories, Inc. (“Alethea”) and International Technologies, LLC (““International”) as additional Credit Parties and (vi) all costs and expenses of the Lender and Lender's counsel in connection with the preparation and execution of this Amendment, including, but not limited to, documentary stamp tax fees, UCC-1 Financing Statement search fees, and Certificate of Good Standing fees.  The Lender and the Borrower agree that all fees payable by the Borrower to the Lender upon the execution hereof shall be listed on the closing statement executed in connection herewith.

12. Conditions Precedent.  The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

(a)

Amendment.  Each Credit Party shall have executed and delivered to the Lender this Amendment;

(b)

Fourth Amended and Restated Promissory Note.  Each Credit Party shall have executed and delivered to the Lender the Fourth Amended and Restated Promissory Note;

(c)

Confession of Judgment.  Each Credit Party shall have executed and delivered to the Lender an amended and restated Confession of Judgment, dated as of the Effective Date, in the form attached hereto as Exhibit B;

(d)

Security Agreement.  Alethea and International shall have each executed and delivered to the Lender a Security Agreement, dated as of the Effective Date, in the form attached hereto as Exhibit C;

(e)

Guaranty Agreement.  Alethea and International shall have each executed and delivered to the Lender a Guaranty Agreement, dated as of the Effective Date, in the form attached hereto as Exhibit D;

(f)

Eligible Accounts.  The Borrower shall have delivered such evidence to the Lender as the Lender shall request evidencing the amount of Eligible Accounts and the Lender shall be satisfied, in its sole discretion, with such amount and that such amount permits an additional principal advance hereunder;

(g)

Closing Statement.  The Borrower shall have executed and delivered to the Lender a closing statement in form and substance satisfactory to the Lender;

(h)       Corporate Documents.  The Lender shall have received such evidence as it may require as to the authority of the officers or attorneys-in-fact executing this Amendment and such other corporate documents it may request, including, but not limited to, a unanimous written consent of the board of directors or managers and an officer’s certificate of each Credit Party, in form and substance satisfactory to the Lender in its sole discretion;

(i)

International’s Consent.  The Borrower shall deliver International’s executed unanimous written consent of the board of managers and member (the “Consent”) to Lender on or prior to ten (10) days of the Effective Date; Borrower’s failure to deliver the Consent to Lender within such period shall constitute an Event of Default (for all purposes of this Amendment and each other Loan Document, other than this clause (i), the parties assume and shall act as if the Consent had been delivered on or prior to the Effective Date).

(j)

Opinion of Counsel.  The Lender shall have received a customary opinion of the Credit Parties’ counsel, in form and substance satisfactory to the Lender in its sole discretion;

(k)

Search Results.  The Lender shall have received copies of UCC search reports dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name the Credit Parties and/or their subsidiaries, under their present name and any previous names, as debtors, together with copies of such financing statements;

(l)

Certificate of Good Standing.  The Lender shall have received a Certificate of Good Standing from the Secretary of State of the state of organization of each Credit Party, and each subsidiary thereof, evidencing the good standing thereof;

(m)

Fees Paid.  The Lender or its counsel shall have received payment in full of all fees and expenses due under this Amendment; and

(n)

No Event of Default; Representations and Warranties.  The Lender shall be satisfied, and shall have received a certificate signed by a duly authorized officer of each Credit Party, dated such a date as is reasonably acceptable to Lender, that (i) no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default have occurred and be continuing; and (ii) the representations and warranties of the Borrower contained in the Amended Credit Agreement, as amended and supplemented hereby, shall be true on and as of the Effective Date (except to the extent such representation or warranty expressly relates to an earlier date).

13. Execution in Counterparts.  This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

14. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

15. Amendment Effective Date.  All references in any Loan Document to the Amended Credit Agreement on and after the date hereof shall be deemed to refer to the Amended Credit Agreement as further amended hereby, and the parties hereto agree that on and after the Effective Date, the Amended Credit Agreement, as further amended hereby, is in full force and effect.

[signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

BORROWER:

MEDYTOX SOLUTIONS, INC.

By:

/s/ William Forhan

Name:

William Forhan

Title:

Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:

TCA Global Credit Fund GP, Ltd.

Its:

General Partner

By:

/s/ Robert Press

Name:

Robert Press

Title:

Director

[ signature page 1 of 3 ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing amendment no. 4 to the senior secured revolving credit facility agreement (the “Amendment”) as a guarantor, hereby consents and agrees to said Amendment and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Amendment.

GUARANTORS:

MEDYTOX MEDICAL MARKETING & SALES, INC.

By:

/s/ William Forhan

Name:

Title:

MEDYTOX DIAGNOSTICS, INC.

By:

/s/ William Forhan

Name:

Title:

PB LABORATORIES, LLC

By:

/s/ Thomas Mendolia

Name:

Title:

BIOHEALTH MEDICAL LABORATORY, INC.

By:

/s/ Thomas Mendolia

Name:

Title:

ADVANTAGE REFERENCE LABS, INC.

By:

/s/ Thomas Mendolia

Name:

Title:

[ signature page 2 of 3 ]

ALETHEA LABORATORIES, INC.

By:

/s/ Thomas Mendolia

Name:

Title:

INTERNATIONAL TECHNOLOGIES, LLC

By:

/s/ Thomas Mendolia

Name:

Title:

[ signature page 3 of 3 ]